EXHIBIT 10.16

TENTH MODIFICATION TO
LOAN AND SECURITY AGREEMENT

This Tenth Modification to Loan and Security Agreement (this “Amendment”) is entered into as of August 28, 2014, by and among THE PRIVATEBANK AND TRUST COMPANY (the “Bank”), LIFEWAY FOODS, INC., an Illinois corporation (“Lifeway”), FRESH MADE, INC., a Pennsylvania corporation (“FMI”), HELIOS NUTRITION LIMITED, a Minnesota corporation (“Helios”), PRIDE OF MAIN STREET DAIRY, LLC, a Minnesota limited liability company (“Pride”), STARFRUIT, LLC, an Illinois limited liability company (“Starfruit”), and LIFEWAY WISCONSIN, INC., an Illinois corporation (“LWI” and together with Lifeway, FMI, Helios, Pride and Starfruit being sometimes collectively referred to as the “Borrowers”).

RECITALS

WHEREAS, the Bank and the Borrowers (other than LWI which subsequently became a Borrower) previously entered into a Loan and Security Agreement dated February 6, 2009, as amended by that certain First Modification to Loan and Security Agreement dated as of August 13, 2009, by that certain Second Modification to Loan and Security Agreement dated November 12, 2009, by that certain Third Modification to Loan and Security Agreement dated February 6, 2010, by that certain Fourth Modification to Loan and Security Agreement dated as of April 20, 2011, by that certain Fifth Modification to Loan and Security Agreement dated as of June 20, 2011 and by that certain Sixth Modification to Loan and Security Agreement dated as of June 13, 2012, by that certain Seventh Modification to Loan and Security Agreement dated as of May 14, 2013, by that certain Eighth Modification to Loan and Security Agreement dated as of September 4, 2013, and by that certain Ninth Modification to Loan and Security Agreement dated as of June 24, 2014 (as modified, the “Loan Agreement”), pursuant to which the Bank made available to the Borrowers a credit facility.

WHEREAS, the Borrowers desire, and the Bank is willing, to (a) waive Borrowers noncompliance with the Fixed Charge Coverage Ratio financial covenant for the fiscal quarter ended June 30, 2014, and (b) make certain other modifications to the Fixed Charge Coverage Ratio financial covenant to address certain Capital Expenditures made by Borrowers, all upon and subject to the terms and conditions set forth in this Amendment; and

WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1.   Definitions. Unless the context otherwise provides or requires, capitalized terms used herein which are not defined herein shall have the meanings ascribed to them in the Loan Agreement; provided, however, that all references in the Loan Agreement to (a) “Obligations” shall, in addition to the definition set forth in the Loan Agreement include, but not be limited to, the duties and obligations of the Borrowers under this Amendment, and (b) “Loan Documents” shall, in addition to the definition set forth in the Loan Agreement include, but not be limited to, this Amendment and the documents and instruments to be delivered pursuant to this Amendment.

2            Amendments.

(a) Commencing the fiscal quarter ending June 30, 2014, Section 10.2 of the Loan Agreement is amended and restated as follows:

10.2 Fixed Charge Coverage. As of the end of each of its fiscal quarters, the Borrowers and their Subsidiaries shall maintain a ratio of (a) the total for the four fiscal quarters then ending of consolidated EBITDA minus, in respect of such four fiscal quarters, the sum of (i) all income taxes paid in cash by the Borrowers and their Subsidiaries, (ii) all Capital Expenditures which are not financed with Funded Debt (excluding (x) up to $2,400,000 of Capital Expenditures made during the fiscal quarter ended September 30, 2013 which were not financed with Funded Debt and were made in connection with the GGD Acquisition, (y) up to $1,750,000 of Capital Expenditures made to GGD’s facility in Waukesha, Wisconsin during the two fiscal quarters ended June 30, 2014 which were not financed with Funded Debt and (z) up to $1,000,000 of Capital Expenditures made to GGD’s facility in Waukesha, Wisconsin during the two fiscal quarters ended December 31, 2014 which were not financed with Funded Debt), (iii) cash distributions or dividends and (iv) amounts paid to repurchase or redeem stock or equity, to (b) the sum for such four fiscal quarters of (i) Interest Charges plus (ii) required payments of principal of Funded Debt (including the Term Loan and 2013 Term Loan, but excluding the (x) Revolving Loans, (y) Seller Note and (z) Amani-Helios Note), of not less than 1.10 to 1.

(b) Except as specifically set forth herein, the Revolving Note, the Term Note, 2013 Term Loan Note and the Loan Documents previously delivered by the Borrowers shall remain in full force and effect and are hereby ratified and confirmed in all respects. The indebtedness evidenced by the Revolving Note, Term Note and 2013 Term Loan Note (as hereby amended by this Tenth Modification) is continuing indebtedness of the Borrowers and nothing herein shall be deemed to constitute a payment, settlement or novation of the Revolving Note, Term Note or 2013 Term Loan Note, or to release or otherwise adversely affect any lien or security interest securing such indebtedness or any rights of the Bank against any party primarily or secondarily liable for such indebtedness.

2.   Waiver of Fixed Charge Coverage Ratio Breach. The Bank waives the Borrowers’ compliance with Section 10.2 “Fixed Charge Coverage” of the Loan Agreement in respect to the Borrowers’ fiscal quarter ended June 30, 2014 (the “FCCR Default”). From and after the date of this Amendment, the Bank hereby waives its right to pursue remedies on account of the FCCR Default. Such waiver (a) shall not be deemed to extend to any other Event of Default which has arisen or may hereafter arise, whether or not known to the Bank or any Borrower on the date hereof, (b) shall not be deemed to effect any amendment of the Loan Agreement or any of the Loan Documents, all of which shall remain in full force and effect in accordance with their respective terms except as expressly amended hereby and (c) shall not be deemed to establish a custom or course of dealing between the Borrowers and the Bank.

3.   Representations and Warranties of Borrowers.

(a) The Recitals in this Amendment are true and correct in all respects.

(b) All representations and warranties of each Borrower in the Loan Agreement and in the other Loan Documents to which each Borrower is a party are incorporated herein in full by this reference and are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date.

(c) After giving effect to this Amendment, no Event of Default or Unmatured Event of Default has occurred and is continuing.

(d) Each Borrower has the power, and has been duly authorized by all requisite action, to execute and deliver this Amendment. This Amendment has been duly executed by each Borrower.

(e) This Amendment is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower and each of the other Borrowers in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally.

(f) The execution, delivery and performance of this Amendment do not and will not (i) violate any law, rule, regulation or court order to which any of the Borrowers is subject; (ii) conflict with or result in a breach of the certificate of formation or incorporation, bylaws, limited liability company agreement or other organizational documents of any of the Borrowers or any other agreement or instrument to which it is party or by which the properties of any of the Borrowers is bound; or (iii) result in the creation or imposition of any Lien on any property of any of the Borrowers, whether now owned or hereafter acquired, other than Liens in favor of the Bank.

(g) No consent or authorization of, filing with or other act by or in respect of any Person is required in connection with the execution, delivery or performance by each of the Borrowers, or the validity or enforceability, of this Amendment, or the consummation of the transactions contemplated hereby.

4.   Conditions Precedent to Effectiveness. This Amendment shall be effective on the date when each of the following conditions shall have been satisfied in the sole discretion of the Bank:

(a) Amendment. Each of the Borrowers and the Bank shall have delivered to the Bank executed counterparts of this Amendment; and

(b) Other Documents. The Borrowers shall have delivered to the Bank such other agreements, certificates, instruments and other documents as the Bank may reasonably request to accomplish the purposes of this Amendment.

5.   Reference to and Effect on Loan Documents.

(a) Ratification. Except as specifically provided in this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect and each Borrower hereby ratifies and confirms each such Loan Document.

(b) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of any right, power or remedy of the Bank under the Loan Agreement or any of the other Loan Documents, or, except as expressly provided in herein, constitute a consent, waiver or modification with respect to any provision of the Loan Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any other Loan Document to “the Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as amended and modified hereby.

6.   Entire Agreement. This Amendment, including all annexes, exhibits, schedules and other documents incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

7.   Fees and Expenses. As provided in the Loan Agreement, the Borrowers agree to pay on demand all fees, costs and expenses incurred by the Bank in connection with the preparation, execution and delivery of this Amendment.

8.   Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

9.   Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

10.   Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the Bank and shall be binding upon the successors and assigns of each Borrower.

11.   Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (such as fax or e-mail) shall be as effective as delivery of a manually executed counterpart thereof.

12.   Headings. The paragraph headings used in this Amendment are for convenience only and shall not affect the interpretation of any of the provisions hereof.

13.   Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS SET FORTH IN THE CREDIT AGREEMENT, OR, IF NO JURISDICTION IS SET FORTH THEREIN, BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

14.   Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE BANK FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. EACH OF THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE BORROWERS FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

15.   Waiver of Jury Trial. THE BANK AND EACH OF THE BORROWERS, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE BANK AND ANY OF THE BORROWERS ARE ADVERSE PARTIES, AND EACH AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK ENTERING INTO THIS AMENDMENT.

16.   Release of Claims. In consideration of the execution and delivery of this Amendment by the Bank, the sufficiency of which is acknowledged, and excepting only the contractual obligations respecting future performance by the Bank arising under the Loan Agreement and the Loan Documents, each of the Borrowers hereby irrevocably releases and forever discharges the Bank and each of its affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, representatives and attorneys (each, a “Released Person”) of and from all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever which such Borrowers may now have or claim to have on and as of the date hereof against any Released Person, whether presently known or unknown, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, and of every nature and extent whatsoever (collectively, “Claims”). Each Borrower jointly and severally represents and warrants to the Bank that it has not granted or purported to grant to any other Person any interest whatsoever in any Claim, as security or otherwise. The Borrowers shall jointly and severally indemnify, defend and hold harmless each Released Person from and against any and all Claims and any loss, cost, liability, damage or expense (including reasonable attorneys’ fees and expenses) incurred by any Released Person in investigating, preparing for, defending against, providing evidence or producing documents in connection with or taking other action in respect of any commenced or threatened Claim.

EACH BORROWER AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS WHICH ARE RELEASED, WAIVED AND DISCHARGED BY THIS AMENDMENT. EACH BORROWER HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS WHICH IT MIGHT OTHERWISE HAVE UNDER ANY CIVIL CODE OR ANY SIMILAR LAW, TO THE EXTENT SUCH LAW MAY BE APPLICABLE, WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CONTRACTS, LIABILITIES, INDEBTEDNESS AND OBLIGATIONS. TO THE EXTENT THAT SUCH LAWS MAY BE APPLICABLE, EACH BORROWER WAIVES AND RELEASES ANY RIGHT OR DEFENSE WHICH IT MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY OF THEIR WAIVERS OR RELEASES HEREUNDER.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

THE BANK:

THE PRIVATEBANK AND TRUST COMPANY

By: /s/ Douglas W. Buehler
Authorized Officer

THE BORROWERS:

LIFEWAY FOODS, INC.

By: /s/ Julie Smolyansky
Title: President & CEO

FRESH MADE, INC.

By: /s/ Edward Smolyansky
Title: CFO

HELIOS NUTRITIONAL LIMITED

By: /s/ Edward Smolyansky
Title: CFO

PRIDE OF MAIN STREET DAIRY, LLC

By: /s/ Edward Smolyansky
Title: CFO

STARFRUIT, LLC

By: /s/ Edward Smolyansky
Title: CFO

LIFEWAY WISCONSIN, INC.

By: /s/ Edward Smolyansky
Title: CFO